Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Restricting Events

 12/26/00

Restricting Events
------------------
A) Average Cumulative Net Loss Ratio

           (a) The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                       no

             Initial ADCB                                                                                        273,826,503.00

                                                                                                 ADCB of
                                                             ADCB of                           Cumulative          Cumulative
                                                            Cumulative        Cumulative   Defaulted Contracts       Net Loss
                                                          Defaulted Contra    Recoveries    net of Recoveries         Ratio
                                                          ----------------    ----------    -----------------         -----
             2 months prior                                 6,162,205.49     4,647,049.39      1,515,156.10               0.55%
             1 month prior                                  6,162,205.49     4,696,635.39      1,465,570.10               0.54%
             Current                                        6,162,205.49     4,703,749.84      1,458,455.65               0.53%
                                                            ------------     ------------     -------------        ------------
             Average                                        6,162,205.49     4,682,478.21      1,479,727.28               0.54%

             Annualized maximum Cumulative Net Loss Ratio                                                                 1.00%
             Average Cumulative Net Loss Ratio                                                                           0.540%

           Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted
           Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B) A Servicer Event has occurred and is continuing (yes/no)                                                             no

C) An Event of Default has occurred and is continuing (yes/no)                                                          no

           (a) failure to pay on each Distribution Date the full amount of interest on any Note (yes / no)              no

           (b) failure to pay the then outstanding principal amount of any Note, if any, on its                         no
               related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                        no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Limitations
  12/26/00
Obligor Event Trigger Determination
-----------------------------------

           The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / N/A)          N/A
           If the current period is less than 16 months after the closing date, one of the top five Obligors,
               as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / N/A)                     N/A

           The Obligor Event has been cured (yes, if any of the following is yes / no, if each of the
             following is no / n/a if not applicable)                                                              N/A
               (a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                  N/A
               (b)  a Recovery has been received with respect to the Defaulted Contract and no further
                    Recoveries are expected                                                                        N/A
               (c)  a Successor Servicer has been appointed                                                        N/A

An Obligor Event has occurred and is continuing                                                                    N/A
-----------------------------------------------


10% Substitution Limit Calculation

           ADCB as of the Cut-off Date:                                                                        273,826,503

           Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts              0
           Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                0.00%

           Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds
            10% (yes/no)                                                                                           no

5% Skipped Payment Limit Calculation
------------------------------------
           The percent of contracts with Skipped Payment modifications                                            0.25%
           The DCB exceeds 5% of the initial ADCB (yes/no)                                                         no
           Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date         no

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

           (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or
                   municipalities exceeds 1.13% of                                                                0.00%
                 the ADCB of the Contract Pool                                                                     no

           (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds
                   3.88% of the ADCB of the                                                                       0.00%
                 Contract Pool                                                                                     no

           (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors
                   (measured by ADCB as of the date                                                               2.02%
                 of determination) exceeds 5.09% of the ADCB of the Contract Pool                                  no

           (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors
                   (measured by ADCB as of the date                                                               7.71%
                 of determination) exceeds 24.79% of the ADCB of the Contract Pool                                 no

           (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor
                   Loan of such Vendor or affiliate                                                               6.36%
                 thereof exceeds 23.01% of the ADCB of the Contract Pool                                           no

           (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of
                   the United States exceeds                                                                      2.18%
                 17.73% of the ADCB of the Contract Pool                                                           no

Heller Equipment Asset Receivable Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Accounts
  12/26/00

                                                                                                      Collection       Reserve
                                                                                                       Account          Fund
                                                                                                       -------          ----
Beginning Account Balance                                                                                    0.00    2,738,265.00
Investment Earnings                                                                                     15,846.66       13,728.07

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads                1,655,544.73
Add: Prepayment Amounts                                                                              2,229,069.30
Add: Recoveries                                                                                          7,114.45
Add: Investment Earnings                                                                                29,574.73      (13,728.07)
Add: Late Charges                                                                                        4,032.08
Add: Expired Lease Proceeds                                                                                  0.00
Add: Servicer Advances                                                                                       0.00
Repurchase Proceeds                                                                                 27,807,633.44


Available Amounts                                                                                    31,732,968.73   2,738,265.00
-----------------


Payments on Payment Date
------------------------

 (A)**     Indenture Trustee Fees (will be first in funds allocation during a Restricting Event              0.00
              or Event of Default)
   (A)     Unreimbursed Servicer Advances                                                              664,393.59

   (B)     Monthly Servicing Fee, due and accrued, including any amounts unpaid                         12,829.79

   (C)     Class A-1 Notes interest, due and accrued, including any amounts unpaid                           0.00

   (D)     Class A-2 Notes interest, due and accrued, including any amounts unpaid                     149,058.87

   (E)     Class B Notes interest, due and accrued, including any amounts unpaid                         6,498.21

   (F)     Class C Notes interest, due and accrued, including any amounts unpaid                         4,452.10

   (G)     Class D Notes interest, due and accrued, including any amounts unpaid                         5,711.69

   (H)     The Class A-1 Principal Payment Amount                                                            0.00


   (I)     The Class A-2 Principal Payment Amount                                                   27,992,276.13


   (J)     The Class B Principal Payment Amount                                                      1,199,668.96


   (K)     The Class C Principal Payment Amount                                                        799,779.31


   (L)     The Class D Principal Payment Amount                                                        898,300.08


   (M)     Amounts required to meet the Reserve Fund Amount                                                  0.00            0.00


   (B)*    Monthly Servicing Fee, due and accrued, including any amounts unpaid                              0.00
           (applicable only if an Obligor Event has occurred and is continuing)

           Any excess to Certificateholders                                                                  0.00

Distributions to Noteholders and Certificateholders                                                 31,732,968.73

Ending balance of accounts                                                                                   0.00    2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Schedules
 12/26/00

           A Restricting Event has occurred and is continuing (yes\no)                                  no

           Trustee Fees (only in the event of a Restricting Event or an Event of Default)                   0.00


Unreimbursed Servicer Advances
------------------------------

    (i)    Current month Unreimbursed Servicer Advances                                                     0.00
   (ii)    Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                       0.00
  (iii)    Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                       0.00
   (iv)    Unreimbursed Servicer Advances distributed                                                       0.00
           Unpaid Unreimbursed Servicer Advances (or arrearage)                                             0.00




Servicing Fee Schedule
----------------------

    (i)    Servicing Fee Percentage                                                                         0.50%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                        30,791,503.71
  (iii)    Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                     12,829.79
   (iv)    Servicing Fee accrued but not paid in prior periods                                              0.00
    (v)    Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )         12,829.79
   (vi)    Monthly Servicing Fee distributed                                                           12,829.78
           Servicing Fee accrued but not paid                                                               0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                              0.00
    (i)    Class A-1 Interest Rate                                                                       5.73250%
   (ii)    Number of days in Accrual Period                                                                    0
           Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                            0.00%
           Current Class A-1 interest due                                                                   0.00
           Prior Class A-1 interest arrearage                                                               0.00
           Current Period Interest Shortfall                                                                0.00

           Class A-1 interest distribution                                                                  0.00


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                     27,992,276.13
           Class A-2 Interest Rate                                                                        6.3900%
           Class A-2 Interest Rate x 30/360                                                               0.5325%
           Current Class A-2 interest due                                                             149,058.87
           Prior Class A-2 interest arrearage                                                               0.00
           Current Period Interest Shortfall                                                                0.00

           Class A-2 interest distribution                                                            149,058.87


Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                        1,199,668.96
           Class B Interest Rate                                                                          6.5000%
           Class B Interest Rate x 30/360                                                                 0.5417%
           Current Class B interest due                                                                 6,498.21
           Prior Class B interest arrearage                                                                 0.00
           Current Period Interest Shortfall                                                                0.00

           Class B interest distribution                                                                6,498.21

Class C Interest Schedule
-------------------------
           Opening Class C principal balance                                                    799,779.31
           Class C Interest Rate                                                                    6.6800%
           Class C Interest Rate x 30/360                                                           0.5567%
           Current Class C interest due                                                           4,452.10
           Prior Class C interest arrearage                                                           0.00
           Current Period Interest Shortfall                                                          0.00

           Class C interest distribution                                                          4,452.10


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                    898,300.08
           Class D  Interest Rate                                                                   7.6300%
           Class D Interest Rate x 30/360                                                           0.6358%
           Current Class D interest due                                                           5,711.69
           Prior Class D interest arrearage                                                           0.00
           Current Period Interest Shortfall                                                          0.00

           Class D interest distribution                                                          5,711.69

Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                 9/25/98
  (i)      Opening Class A-1 principal balance                                                        0.00
  (ii)     ADCB as of last day of second preceding Collection Period                         30,791,503.71
  (iii)    ADCB as of last day of immediately preceding Collection Period                    27,021,486.16
           Expected Class A-1 Payment ( (ii) - (iii) )                                        3,770,017.55
  (iv)     Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date              0.00
           Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )             0.00
           Class A-1 Principal Payment Amount distribution                                            0.00
             Shortfall                                                                                0.00

           Class A-1 Principal Balance after current distribution                                     0.00


Class A-2 Principal Schedule
----------------------------

   (i)     Opening Class A-2 principal balance                                               27,992,276.13
   (ii)    Applicable Class A-2 Percentage                                                           90.91%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period            27,021,486.16
   (iv)    Current month targeted Class A-2 principal balance ( (ii) * (iii) )               24,564,987.44
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                                 3,427,288.69
   (vi)    Class A-2 Principal Payment Amount (lesser of (i) or (v) )                         3,427,288.69

           Class A-2 Principal Payment Amount distributed                                    27,992,276.13
             Shortfall                                                                                   -

           Class A-2 principal balance after current distribution                                        -

Class B Principal Schedule
--------------------------
    (i)    Opening Class B principal balance                                                  1,199,668.96
   (ii)    Applicable Class B Percentage                                                              3.90%
  (iii)    ADCB as of the last day of the immediately preceding Collection Period            27,021,486.16
   (iv)    Current month targeted Class B principal balance ( (ii) * (iii) )                  1,052,785.17
    (v)    (i) - (iv) (zero until Class A-1 has been retired)                                   146,883.79
   (vi)    Class B Principal Payment Amount (lesser of (i) or (v) )                             146,883.79

           Class B Principal Payment Amount distributed                                       1,199,668.96
             Shortfall                                                                                   -

           Class B principal balance after current distribution                                          -


Class C Principal Schedule
--------------------------

    (i)    Opening Class C principal balance                                                    799,779.31
   (ii)    Applicable Class C Percentage                                                              2.60%
  (iii)    ADCB as of the last day of the immediately preceding Collection Period            27,021,486.16
   (iv)    Current month targeted Class C principal balance ( (ii) * (iii) )                    701,856.78
    (v)    (i) - (iv) (zero until Class A-1 has been retired)                                    97,922.53
   (vi)    Class C Principal Payment Amount (lesser of (i) or (v) )                              97,922.53

           Class C Principal Payment Amount distributed                                         799,779.31
             Shortfall                                                                                   -

           Class C principal balance after current distribution                                          -


Class D Principal Schedule
--------------------------

    (i)    Opening Class D principal balance                                                    898,300.08
   (ii)    Applicable Class D Percentage                                                              2.60%
  (iii)    ADCB as of the last day of the immediately preceding Collection Period            27,021,486.16
   (iv)    Current month targeted Class D principal balance ( (ii) * (iii) )                    701,856.78
    (v)    (i) - (iv) (zero until Class A-1 has been retired)                                   196,443.30
   (vi)    Class D Principal Payment Amount (lesser of (i) or (v) )                             196,443.30

           Class D Principal Payment Amount distributed                                         898,300.08
             Shortfall

           Class D principal balance after current distribution                                          -


Reserve Fund Schedule
---------------------

           Prior month Reserve Fund balance                                                   2,738,265.00
           Initial ADCB                                                                     273,826,503.00
           Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or
             (ii) outstanding principal of the Notes)                                         2,738,265.00
           Current period draw on Reserve Fund                                                        0.00
           Required deposit to Reserve Fund                                                           0.00
           Actual deposit to Reserve Fund                                                             0.00
           Interest Earned on Reserve Account                                                    13,728.07
           Deposit to Certificateholder                                                               0.00
           Ending Reserve Fund balance                                                        2,738,265.00

           Ending Reserve Fund balance as a percentage of ADCB                                       10.13%


Servicing Fee Schedule
----------------------

           Servicing Fee during an Obligor Event                                                      0.00
           Servicing Fee paid                                                                         0.00

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
  12/26/00

             CUSIP #  423327AA3
           Class A-1
           ---------
           Class A-1 principal balance                                    0.00
           Initial Class A-1 principal balance                   62,980,096.00

           Note factor                                             0.000000000


             CUSIP #  42337AB1
           Class A-2
           ---------
           Class A-2 principal balance                                    0.00
           Initial Class A-2 principal balance                  191,678,552.00

           Note factor                                             0.000000000


             CUSIP #  423327AC9
           Class B
           -------
           Class B principal balance                                      0.00
           initial Class B principal balance                      8,214,795.00

           Note factor                                             0.000000000


             CUSIP #  423327AD7
           Class C
           -------
           Class C principal balance                                      0.00
           Initial Class C principal balance                      5,476,530.00

           Note factor                                             0.000000000


           Class D
           -------
           Class D principal balance                                      0.00
           Initial Class D principal balance                      5,476,530.00

           Note factor                                             0.000000000

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
 12/26/00

ADCB as of the last day of the Collection Period                                             27,021,486.16


Loss and Delinquency Data for Period

DCB of Defaulted Contracts as of the last day of the Collection Period                                0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                0
Defaulted Contracts as a percentage of ADCB (annualized)                                              0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                 0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                 0

DCB of Prepaid Contracts as of the last day of the Collection Period                          2,095,692.21
Number of Prepaid Contracts as of the last day of the Collection Period                                  2

DCB of Substitute Contracts as of the last day of the Collection Period                               0.00
Number of Substitute Contracts as of the last day of the Collection Period                               0

DCB of Warranty Contracts as of the last day of the Collection Period                                 0.00
Number of Warranty Contracts as of the last day of the Collection Period                                 0

DCB of repurchased Contracts as of the last day of the Collection Period                              0.00
Number of repurchased Contracts as of the Collection Period                                              0

DCB of Excess Contracts as of the last day of the Collection Period                                   0.00
Number of Excess Contracts as of the Collection Period                                                   0

Recoveries collected relating to Defaulted Contracts as of the last day of the
  Collection Period                                                                               7,114.45

                                                                                Dollars         Percent
                                                                                -------         -------
           Current                                                            24,057,034.55          88.47%
           31-60 days past due                                                   896,317.62           3.30%
           61-90 days past due                                                   965,160.65           3.55%
           Over 90 days past due                                               1,274,359.88           4.69%
                                                                              ------------- --------------
           Total                                                              27,192,872.70         100.00%

           31+ days past due                                                   3,135,838.15          11.53%



   (i)     DCB of cumulative Defaulted Contracts (cumulative gross losses to date)            6,162,205.49
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                              4,703,749.84
           Cumulative net losses to date ( (i) - (ii) )                                       1,458,455.65



           --------------------------------------------------------------------------------
           Static Information

           Initial ADCB                                                       273,826,503.00
           Discount Rate                                                              6.9239%
           Class A-1 Initial Principal Amount                                  62,980,096.00
           Class A-1 Interest Rate                                                    5.7325%
           Class A-2 Initial Principal Amount                                 191,678,552.00
           Class A-2 Interest Rate                                                    6.3900%
           Class B Initial Principal Amount                                     8,214,795.00
           Class B Interest Rate                                                      6.5000%
           Class C Initial Principal Amount                                     5,476,530.00
           Class C Interest Rate                                                      6.6800%
           Class D Initial Principal Amount                                     5,476,530.00
           Class D Interest Rate                                                      7.6300%
           Reserve Fund Initial Deposit                                         2,738,265.00
           Class A-1 Maturity Date                                                  09/25/98
           Classes A-2, B, C, & D Maturity Date                                     05/25/05
           Closing Date                                                             09/04/97
           ---------------------------------------------------------------------------------